UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2007

                                   Averox Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-28867                    88-0407936
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

Suite 1108, Thuraya II, Dubai Internet City,
       Dubai, U.A.E. P.O. Box 502492
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  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code +971(0)4 375 7602


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          Dubai Airport Free Zone, 3rd East Wing, 4th Floor, Dubai, UAE
                                P.O. Box: 502492

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On January 16, 2008, Christopher Baker, Director and Senior Vice President of Development of Averox Inc. (the "Company"), submitted his resignation as Director and Senior Vice President of Development of the Company effective December 31, 2007.


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

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AVEROX INC.


Date: January 16, 2008             By: /s/ Salman Mahmood
                                       -----------------------------------------
                                   Name:  Salman Mahmood
                                   Title: President and Chief Executive Officer,
                                          Chairman, Board of Directors


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